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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 20, 1999


                           --------------------------



                                   YAHOO! INC.
             (Exact name of registrant as specified in its charter)

                                     0-26822
                            (Commission File Number)

           Delaware                                     77-0398689
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                             3420 CENTRAL EXPRESSWAY
                          SANTA CLARA, CALIFORNIA 95051
             (Address of principal executive offices, with zip code)

                                 (408) 731-3300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

On July 20, 1999, Yahoo! completed the acquisition of broadcast.com inc. A copy of the press release is included herein as Exhibit 99.1 and is incorporated by reference into this Item 5.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  EXHIBITS.

         99.1     Press Release dated July 20, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   YAHOO! INC.



Date:  July 20, 1999               By:      /s/ Gary Valenzuela
                                            -----------------------------------
                                            Gary Valenzuela
                                            Senior Vice President, Finance and
                                            Administration, and Chief Financial
                                            Officer

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                                INDEX TO EXHIBITS


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Exhibit
Number            Description
-------           -----------

   99.1           Press Release dated July 20, 1999.

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